FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 1999
                                                        ------------------

                        TELEPHONE AND DATA SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       1-14157             36-2669023
----------------              ----------------        -------------
(State or other                   (Commission          (IRS Employer
 jurisdiction of                   File Number)        Identification
 incorporation)                                             No.)


   30 North LaSalle Street, Chicago, Illinois                    60602
-----------------------------------------------------       ----------------
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.   Other Events.

         On September 20, 1999, Telephone and Data Systems, Inc. (the "Company" or "TDS") announced that it will not pursue a spin-off of Aerial Communications, Inc. ("Aerial", NASDAQ: AERL). Instead it will exchange its shares in Aerial Communications for VoiceStream Wireless Corporation ("VoiceStream", NASDAQ:
VSTR) stock in conjunction with the announced merger between Aerial and Voicestream. As a result of the merger, the shareholders of Aerial, including TDS, will have the right to receive .455 shares of VoiceStream Wireless
Corporation stock for each share of Aerial stock they currently own. In addition, TDS will replace $420 million of its loan to a subsidiary of Aerial with shares of Aerial at $22 per share.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement and various agreements related to the merger as exhibits.

Item 7.  Financial Statements and Exhibits

           Exhibits

          The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    September 28, 1999


By:  /s/ SANDRA L. HELTON
--------------------------------
Sandra L. Helton
Executive Vice President-Finance
(Chief Financial Officer)

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                               EXHIBIT INDEX


     Exhibit Number                    Description of Exhibit

         99.1                          News Release dated September 20, 1999

         99.2 Agreement and Plan of Reorganization dated September 17, 1999 among VoiceStream Wireless Corporation,
                                       VoiceStream Wireless Holding Corporation,
                                       VoiceStream  Subsidiary III  Corporation,
                                       Aerial Communications, Inc. and Telephone and Data Systems, Inc.

         99.3 Stockholder Agreement dated as of September 17, 1999 by and between Telephone an Data Systems, Inc. and stockholder of Aerial Communications, Inc., and VoiceStream Wireless Corporation, and VoiceStream Wireless Holding Corporation.

         99.4 Indemnity Agreement dated as of September 17, 1999, among VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation, Aerial Communications, Inc., Aerial Operating Company, Inc., and Telephone and Data Systems, Inc.

         99.5 Debt/Equity Replacement Agreement dated as of September 17, 1999 made by and among Telephone and Data Systems, Inc., Aerial Communications, Inc., Aerial Operating Company, Inc., VoiceStream Wireless Corporation, and VoiceStream Wireless Holding Corporation.

         99.6 Parent Stockholder Agreement dated as of September 17, 1999 by and among Aerial Communications, Inc., Telephone and Data Systems, Inc., VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation and the individuals and entities set forth on Schedule I.


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         99.7                          Settlement   Agreement   and  Release  is
                                       entered  into  as  of  the  17th  day  of
                                       September  1999 by and among Sonera Ltd.,
                                       Sonera  Corporation  U.S.,  Telephone and
                                       Data Systems, Inc.,Aerial Communications,
                                       Inc., and Aerial Operating Company,  Inc.
                                       This  agreement is joined by  VoiceStream
                                       Wireless   Corporation   and  VoiceStream
                                       Wireless Holding Corporation.

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